Leases	12 Months Ended
Mar. 31, 2022
Leases [Abstract]
LEASES
11.	LEASES

On March 21, 2020 , the Group entered into two lease agreements for executive and administrative offices in Hong Kong, under three-year leases that expire in March 2023.

On March 1, 2020 , the Group entered into two lease agreements for factory space and dormitories located in Shenzhen, China that expire in February 2023. In October 2021, part of the factory space was restructured by the landlord. As a result, total leased space was reduced by about 1,000 square meters to 14,800 square meters.

On March 29, 2019, the Group entered into a lease agreement for factory space located in Yangon, Myanmar that expire in March 2069. The lease for the factory space has a term of 50 years, Kayser Myanmar has the option to extend the lease term for two consecutive 10-year terms on the same terms and conditions as in effect for the initial 50-year period. Kayer Myanmar is obligated under the lease to make monthly lease payment equal to 10 million Myanmar Kyat (equivalent to $5.8 per month as of March 31, 2022).

During the year ended March 31, 2019, Kayser Myanmar has paid Konig Company $950 as prepaid rent under the lease, approximately 12 years of rental payments.

	2020		2021		2022
	$		$		$

Operating lease cost	991	*	731	*	871	*
Weighted Average Remaining Lease Term - Operating leases	7.51 years		9.06 years		11.22 years
Weighted Average Discount Rate - Operating leases	7.63%		8.17%		8.59%

*	Included unconditional government subsidy $289, $66 and $nil for factory space and dormitories located in Shenzhen in 2020, 2021 and 2022 respectively.

The following is a schedule, by years, of maturities of lease liabilities as of March 31, 2022

Operating leases
$
Year ending March 31,
2023	957
2024	-
2025	-
2026	-
2027	-
Thereafter	2,573
Total undiscounted cash flows	3,530
Less: imputed interest	(2,329)
Present value of lease liabilities	1,201